SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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SONOMAWEST HOLDINGS, INC.
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SONOMAWEST HOLDINGS, INC.
2064 HIGHWAY 116 NORTH, SEBASTOPOL, CA 95472, (707) 824-2534

————————————————
NOTICE OF ANNUAL MEETING OF
STOCKHOLDER AND PROXY STATEMENT
To be Held
November 14, 2008
————————————————

To the Stockholders of SonomaWest Holdings, Inc.:

Notice is hereby given that the 2008 Annual Meeting of the Stockholders of SonomaWest Holdings, Inc. (the “Company”) will be held on Friday, November 14, 2008, at 8:30 a.m. MST at the offices of Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, for the following purposes:

1.           To elect four directors to serve until the 2009 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

2.           To ratify the selection by our audit committee of Macias Gini & O’Connell LLP as our independent public accounting firm for the fiscal year ending June 30, 2009; and

3.           To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on September 23, 2008 are entitled to notice of and to vote at the meeting or at any continuation or adjournment thereof.

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2008 is being mailed with this proxy statement to all of our stockholders, and the Board of Directors urges you to read the Annual Report on Form 10-K.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, we urge you to SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED OR VOTE BY PHONE OR THE INTERNET (see instructions on the proxy card) as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS,

/S/ Walker R. Stapleton
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Sebastopol, California
October 2, 2008

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE–PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE BY PHONE OR THE INTERNET.  ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED THE PROXY. PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. WE ENCOURAGE YOU TO REVIEW THE PROPOSALS AND VOTE IN FAVOR.

SONOMAWEST HOLDINGS, INC.

2064 HIGHWAY 116 NORTH, SEBASTOPOL, CA 95472, (707) 824-2534

————————————————

PROXY STATEMENT

For Annual Meeting of Stockholders
November 14, 2008, at 8:30 a.m. MST

INFORMATION CONCERNING VOTING AND SOLICITATION

General

This proxy statement is furnished to shareholders of SonomaWest Holdings, Inc., a Delaware corporation (“SonomaWest,” “we” or the “Company”), in connection with the solicitation of proxies to be used at our annual meeting of shareholders to be held at the offices of Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado, on November 14, 2008, at 8:30 a.m., Mountain Standard Time, and at any and all adjournments or postponements thereof.

The solicitation of proxies is made on behalf of the Board of Directors of the Company.  Directors, officers and employees of the Company may solicit proxies by telephone, Internet, telecopy, mail, or personal contact.  Arrangements will be made with brokers, nominees, and fiduciaries to send proxies and proxy materials at the Company’s expense to their principals.

Pursuant to new rules promulgated by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet under the Notice and Access model.  Instead of mailing a printed copy of our proxy materials to each shareholder of record, we are now furnishing proxy materials to our shareholders on the Internet.   Accordingly, the Company will mail, on or about October 10, 2008, a Notice of Internet Availability of Proxy Materials to its shareholders of record and beneficial owners at the close of business on September 23, 2008 (the “Record Date”).  The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials.  On the date of mailing of the Notice of Internet Availability of Proxy Materials, all shareholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice of Internet Availability of Proxy Materials.  The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet.  If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.  These proxy materials will be available from the Company free of charge.

The Notice of Internet Availability of Proxy Materials will identify the website where the proxy materials will be made available; the date, time and location of and directions to the Annual Meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address; and a website where stockholders can request a paper or email copy of the proxy statement, our Annual Report on Form 10-K for the fiscal year ended June 30, 2008, and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to attend the meeting and vote in person.

Your vote is extremely important.  We appreciate your taking the time to vote promptly.  After reading the Proxy Statement, please vote, at your earliest convenience by telephone or Internet, or request a proxy card to complete, sign and return by mail.  If you decide to attend the Annual Meeting and would prefer to vote by ballot, your proxy will be revoked automatically and only your vote at the annual Meeting will be counted.  Instructions for voting over the Internet or by telephone will be set forth in the Notice of Internet Availability of Proxy Materials and the enclosed proxy card.  You have the power to revoke the proxy at any time before the shares subject to it are voted by (i) returning a later-dated proxy, (ii) entering a new vote by telephone or on the Internet, (iii) delivering written notice of revocation to the Company Secretary, or (iv) voting in person by ballot at the Annual Meeting.  If shares are registered in the name of a bank or brokerage firm, you will receive instructions from your holder of record that must be followed in order for the record holder to vote shares in accordance with your instructions.

If you properly vote over the Internet, by telephone or complete and mail your proxy card, your shares will be voted at the Annual Meeting in the manner that you direct.  In the event that you return a signed proxy card on which no directions are specified, your shares will be voted FOR the election of director nominees (Item 1), and FOR the ratification of the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2009 (Item 2).

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting.  A quorum must be present in order for the Annual Meeting to be held.  In order for the quorum requirement to be satisfied, a majority of the issued and outstanding shares of common stock of the Company entitled to vote at the meeting must be present in person or represented by proxy.  The election inspector will treat abstentions and “broker non-votes” as shares that are present and entitled to vote for the purposes of determining the presence of a quorum.  A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Withheld votes for directors will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum exists, but will not be counted as a vote in favor of such matter.

All shares represented by valid proxies will be voted in accordance therewith at the meeting.

All voting rights are vested exclusively in the holders of the Company’s $.0001 par value common stock.  Only shareholders of record at the close of business on September 23, 2008, are entitled to notice of and to vote at the meeting or any adjournment thereof.  On September 23, 2008, we had 1,251,367 shares of $.0001 par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the meeting, including the election of directors.

The mailing of these proxy solicitation materials and the Company’s Annual Report to Stockholders for the year ended June 30, 2008 voting will commence on or about October 7, 2008.

Voting

The Board has fixed the close of business on September 23, 2008, as the Record Date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof.  At the Record Date, 1,251,367 shares of the Company’s common stock were issued and outstanding, and no shares of any other class of stock were outstanding.

Each stockholder on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting, except for the election of directors, which may be elected by cumulative voting as described below.  The inspector of elections we appoint will determine whether or not a quorum is present.  The presence in person or by proxy of the holders of a majority of the shares of common stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Annual Meeting.  If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the meeting have the power to adjourn the meeting until a quorum is present, without notice other than an announcement at the meeting and so long as such adjournment is less than 30 days and a new record date is not fixed.  At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally scheduled.

In the election of directors, stockholders have cumulative voting rights, which means that each stockholder is entitled to a number of votes equal to the number of his or her shares multiplied by the number of directors to be elected.  A stockholder may cast all of his or her votes for a single candidate, or may distribute votes among as many candidates as he or she may see fit.  No stockholder may cumulate votes for a candidate, however, unless the name(s) of the candidate(s) have properly been placed in nomination before the voting and the stockholder has given notice at the Annual Meeting, before the voting has begun, of his or her intention to cumulate votes.  If one stockholder has already given such a notice, all stockholders may cumulate their votes for candidates in nomination without further notice.

The inspector of election appointed for the meeting will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non–votes.  All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein.  Each proxy received without specific directions indicated thereon will be voted FOR the election of the director nominees named in this Proxy Statement and FOR the ratification of the appointment of Macias Gini & O’Connell LLP as the Company’s independent auditors for the fiscal year ending June 30, 2009.  Abstentions and broker non–votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.  Broker non–votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares.  Banks and brokers cannot vote on their clients’ behalf on “non–routine” proposals.  Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote.  Accordingly, abstentions will have the same effect as a vote against the proposal.  With respect to shares relating to any proxy as to which a broker non–vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal.  Thus, a broker non–vote will not affect the outcome of the voting on a proposal.  Abstentions or broker non–votes or other failures to vote will have no effect in the election of directors.

Revocability of  Proxies

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy at any time before it is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company’s principal executive office a written notice of revocation, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or by attending the meeting and voting in person.

Solicitation

The Company is soliciting proxies, and will bear the entire cost of solicitation, including preparation, assembly, printing, mailing of this Proxy Statement, the Proxy card, and any additional material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

Shareowners may receive copies of the Company’s Annual Report on Form 10–K for the fiscal year ended June 30, 2008, without charge, by:

(1)	Writing to Investor Relations, c/o 2064 Highway 116 North, Sebastopol, CA 95472
(2)	Internet: www.investorEconnect.com
(3)	Email: sendmaterial@investorEconnect.com
(4)	These documents are also available on company’s Web site at www.sonomawestholdings.com
(5)	Telephone: 707-824-2534

Note:  Shareowners may elect to receive future distributions of Annual Reports and Proxy Statements by electronic delivery and vote SonomaWest shares online.  To take advantage of this service you will need an electronic mail (e–mail) account and access to an Internet browser.  To enroll, go to the investor center section on www.investorEconnect.com and click on “E–Delivery of Materials.”  If your shares are registered in your name, you will be asked to enter your account number.  If your shares are held by a broker, you will need your account number with the broker.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors has nominated for election as directors Messrs. Stapleton, Bugatto, Davies and Janke, all of whom are current members of the Board of Directors. At the Annual Meeting, four directors are to be elected by the stockholders to serve until the next annual meeting of stockholders or until the election and qualification of their successors.  The proxy holders named on the enclosed Proxy card intend to vote all shares for which proxies are granted to elect the four nominees selected by the Board and intend to vote such shares cumulatively if necessary to elect some or all of such nominees.  The four nominees for director who receive the most affirmative votes will be elected directors.  Votes withheld will have no effect on the election result.  If any of the nominees refuses or is unable to serve as a director (which is not now anticipated), the proxy holders intend to nominate and vote for such other person(s) as they believe will best serve the interests of the Company.

Directors

The following table sets forth the names, ages and titles of each member of the Board of Directors of the Company:

Name	Age	Positions and Office
Walker R. Stapleton	34	Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer of the Company, Director since 2005
David J. Bugatto (2)	44	Director since 2001
Robert W.C. Davies (1)(2)	34	Director since 2007
David A. Janke (1)(2)	35	Director since 2007

(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.

Walker R. Stapleton, 34; Director, President, Chief Executive Officer and Chief Financial Officer.  Mr. Stapleton was appointed President and Chief Executive Officer on June 16, 2005 and became Chief Financial Officer in October 2005.  Mr. Stapleton is a consultant with Castle Keep Realty of Denver, a private real estate consulting firm. From 2004 to 2005, Mr. Stapleton served as Director of Real Estate Acquisitions for Lamar Companies, a private real estate investment firm.  From 2001 to 2003, he attended the Harvard Business School.  From 1999 to 2001, Mr. Stapleton served as Director of Business Development for Live 365.com, a streaming media company on the internet. Mr. Stapleton gained transactional experience relating to public and private company financing during his employment at Hambrecht & Quist as an Investment Banker in the group’s technology banking division from 1997 to 1999.  Mr. Stapleton was a founding principal of Convergence Capital Partners, a private real estate opportunity fund, which made investments in Eastern Europe.  Mr. Stapleton is a graduate of Williams College, and holds a Graduate Degree in Business Economics from The London School of Economics and Political Science.  Mr. Stapleton holds a Masters in Business Administration from the Harvard Business School.

David J. Bugatto, 44; Director.  Mr. Bugatto is President and Chief Executive Officer of Alleghany Properties, LLC (“APLLC”), which is a subsidiary of Alleghany Corporation, a publicly traded corporation on the New York Stock Exchange.  Mr. Bugatto also serves as a director of APLLC.  Prior to joining Alleghany Properties, Mr. Bugatto was Vice President of the real estate investment division of Sacramento Savings Bank.  Mr. Bugatto has been directly involved with the development and management of various types of real estate for over 20 years.  He is an active member of the Urban Land Institute.  He is a graduate of California State University, Sacramento, with a B.S. degree in Business.

Robert W.C. Davies, 34; Director.  Mr. Davies is a Vice President at ING Clarion Partners, covering real estate investments in the Western United States.  Prior to joining ING Clarion Partners, Mr. Davies worked for Discovery Land Company, an owner and developer of high end private golf clubs and residential communities, where he focused on acquisition and finance activities from 2003 to 2006.  From 2001 to 2003, he attended the Stanford Graduate School of Business.  From 1999 to 2001, Mr. Davies served as Corporate Development Manager from HearMe, a Voice over Internet Protocol (VOIP) technology company.  From 1996 to 1999, Mr. Davies was an investment banker for Furman Selz, which was purchased by ING Barings in 1997.  Mr. Davies is a graduate of Duke University.  He holds a Masters in Business Administration from the Stanford Graduate School of Business.

David A. Janke, 35; Director. Mr. Janke, is a Managing Partner and Co-Founder of BlackSwan Partners, LP, an investment firm focused on private equity and real estate opportunities.  From 2003 to 2006, Mr. Janke was a Vice President at Starwood Capital Group, a global real estate private equity fund.  From 2000 to 2001, Mr. Janke was Director of Finance and Strategic Planning for Tyco International.  From 1998 to 2000, Mr. Janke was an investment professional at Soros Fund Management focusing on private equity investments.  From 1996 to 1998, he was an investment banker with Alex, Brown & Sons in the Restructuring Group.  Mr. Janke holds a Masters in Business Administration from Harvard Business School and is a graduate of Middlebury College.

Executive Officers

The following table sets forth the name and age of each of our executive officers, indicating all positions and offices presently held with the Company:

Name	Age	Positions and Office
Walker R. Stapleton	34	Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer of the Company

Mr. Stapleton is currently the only executive officer of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
EACH OF THE NOMINATED DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected Macias Gini & O’Connell LLP to serve as independent public accountants to audit the financial statements of the Company for the fiscal year ending June 30, 2009.  Although ratification by stockholders is not a prerequisite to the ability of the Audit Committee to select Macias Gini & O’Connell LLP as our independent auditor, and the committee retains the discretion to change auditors notwithstanding ratification as requested by this proposal, we believe such ratification to be desirable.  If the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection.

Representatives of Macias Gini & O’Connell LLP are not expected to be present at the Annual Meeting.

On November 16, 2006, Grant Thornton LLP (“Grant Thornton”) notified the Company of its resignation as the Company’s independent registered public accounting firm. The reports of Grant Thornton on the financial statements of the Company as of and for the fiscal years ended June 30, 2006 and 2005 contained no adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended June 30, 2006 and 2005, and during the subsequent interim period that began on July 1, 2006 and ended on November 16, 2006, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to such disagreements in their reports on the financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. The decision to change independent registered public accounting firms was recommended or approved by the Audit Committee or the Board of Directors of the Company.  The Company previously provided Grant Thornton with a copy of the foregoing disclosures.

Principal Accountant Fees and Services

The following table summarizes the fees for professional audit services rendered by Macias Gini & O’Connell LLP for fiscal years 2008 and 2007, and Grant Thornton LLP for fiscal year 2007:

	Fiscal Year 2008	Fiscal Year 2007

Audit fees (1)	$89,300	$87,797
Audit–related fees (2)	$20,780	$2,786
Tax fees (3)	$19,235	$17,000
All other services (4)	$-	$1,451
	$129,315	$109,034

(1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements. (Fiscal Year 2007: Macias Gini & O’Connell LLP $80,220, Grant Thornton LLP $7,597).

(2)	Audit–related fees consisted primarily of accounting consultations and out of pocket expenses. (Fiscal Year 2007: Macias Gini & O’Connell LLP $2,786).
(3)	Tax fees primarily consisted of compliance services. (Fiscal Year 2007: Macias Gini & O’Connell LLP $17,000, Grant Thornton LLP $19,660).
(4)	All other fees principally include audit services provided in connection with other statutory or regulatory filings. (Fiscal Year 2007: Grant Thornton LLP $1,451).

All audit related services, tax services and other services were pre–approved by the Audit Committee, which concluded that the provision of such services by Macias Gini & O’Connell LLP and Grant Thornton LLP were compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The policy adopted by the Audit Committee requires pre–approval of audit, audit–related, non–audit and tax services.

The affirmative vote of the holders of a majority of the shares of common stock voting in person or by proxy on this proposal is required to ratify the appointment of the independent auditors.

THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE RATIFICATION OF THE SELECTION OF MACIAS GINI & O’CONNELL LLP

CORPORATE GOVERNANCE

Independence

After considering all of the relevant facts and circumstances, the Company’s Board of Directors has determined that each of Messrs. Janke and Davies is independent from our management and qualifies as an “independent director” under the New York Stock Exchange listing standards.

Board of Directors Meetings

The Board of Directors met nine times in person or by telephone during the fiscal year ended June 30, 2008. During the last fiscal year, all directors attended 100% of scheduled Board meetings and meetings held by Committees of which they were members. While the Company encourages all members of the Board to attend the Annual Meeting, there is no formal policy as to their attendance at the Annual Meetings of stockholders. Mr. Stapleton attended the 2007 Annual Meeting of Stockholders.

The Board has standing Audit and Compensation Committees.  The Board has adopted written charters for the Audit and Compensation Committees.  Copies of the charters of the Audit Committee and Compensation Committee were attached as Appendix A and Appendix B, respectively, to the Company’s Proxy Statement for the fiscal year ended June 30, 2004.

Committees of the Board of Directors

Audit Committee

The current members and co-chairs of the Audit Committee are Messrs. Davies and Janke.  The Audit Committee had four meetings either in person or by telephone during fiscal year 2008.  The Board has determined that each of Messrs. Davies and Janke are “audit committee financial experts” as defined in the applicable regulations of the Securities and Exchange Commission (the “SEC”).  The Board has also determined that each of the members of the Audit Committee is independent as defined in the New York Stock Exchange’s listing standards. The Audit Committee operates pursuant to a written charter, which was attached as Appendix A to the Company’s Proxy Statement for the fiscal year ended June 30, 2004.

Subject to its charter, the Audit Committee’s function is to provide assistance to the Board in its oversight of the integrity of the Company’s financial statements; compliance with legal and regulatory requirements; reviewing and maintaining the independent auditors’ qualifications and independence; the performance of the Company’s internal audit function; communications with the independent auditors.  The committee meets periodically with management and the Company’s independent auditors.  The Audit Committee is solely responsible for the appointment, compensation and oversight of the independent auditors and, if deemed necessary, the termination of the independent auditors.

Under its pre–approval policies with respect to the Company’s independent auditors, the Audit Committee pre–approves all audit and permitted audit–related and non–audit services provided to the Company by its independent auditors prior to the engagement of the firm for such services. The Audit Committee pre–approved all audit and non–audit services provided by Macias Gini & O’Connell LLP during fiscal year 2008.

Compensation Committee

The current members of the Compensation Committee are Messrs. Bugatto, Davies and Janke.  The Compensation Committee had three meetings, either in person or by telephone, during fiscal year 2008.  The Board has determined that each of Messrs. Janke and Davies is independent as defined in the New York Stock Exchange’s listing standards. The Compensation Committee operates pursuant to a written charter, which was attached as Appendix B to the Company’s Proxy Statement for the fiscal year ended June 30, 2004.

The functions of the Compensation Committee are to develop and recommend to the full Board compensation arrangements, including bonuses and stock options for directors, executive officers and other key employees, and fee arrangements for outsourced functions; advise the Board on policy matters concerning officer compensation and administration of the Company’s stock option plans; administer the Company’s stock option plans; establish and review general policies relating to the compensation and benefits of the Company’s employees; and perform such other functions regarding compensation as the Board may delegate.  From time to time, the Compensation Committee engages independent outside compensation consultants to advise it on executive compensation matters.

Director Nominations

The Company does not have a standing nominating committee, due in part to the small size of its Board.  For purposes of the rules of the SEC relating to the independence of members of nominating committees, if they are elected at the annual meeting, Messrs. Davies and Janke will be considered independent directors.  The Board is responsible for evaluating and recommending individuals for election to the Board, including those recommendations submitted by stockholders.

Stockholders who wish to recommend individuals for election to the Board may do so by submitting a written recommendation in accordance with the procedures set forth below in this Proxy Statement under the heading “Stockholder Proposals for the Next Annual Meeting.”   The recommendation should identify the candidate and include the information described below, and be sent to the following address:

SonomaWest Holdings, Inc.
c/o Corporate Secretary
2064 Highway 116 North,
Sebastopol, CA 95472

It is the Company’s policy that candidates for director should possess a high level of personal and professional integrity, ability and judgment, and have skills and expertise appropriate for the Company and for serving the long–term interests of the Company’s stockholders.  In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to the Company and performance on the Board during their term.  In the case of new director candidates, the Board first conducts inquiries into the background and qualifications of possible candidates after considering the function and needs of the Board.  The directors generally meet to discuss and consider such candidates’ qualifications, including relevant career experience, relevant technical skills, industry knowledge and experience and financial expertise (including expertise that could qualify a director as an “audit committee financial expert”).  The Board believes that the qualifications and strengths of an individual in totality, rather than any specific factor, should be primary, with a view to nominating persons for election to the Board whose backgrounds, integrity and personal characteristics indicate that they will make a contribution to the Board.  The Board also considers the benefit to the Company and its stockholders from the familiarity and insight into the Company’s affairs that incumbent directors can provide by continued service on the Board.  In seeking potential nominees, the directors may use a network of contacts to compile a list of potential candidates, but may also engage, if they deem appropriate, a professional search firm.  To date, the Company has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, but reserves the right to do so.    The Board did not timely receive any security holder recommendations for nomination to the Board in connection with this year’s Annual Meeting pursuant to the procedures described in this Proxy Statement and the Company’s bylaws.

The directors will consider director candidates recommended by stockholders provided the stockholders follow the procedures described below and in the Company’s bylaws.  Except as described above, in performing its evaluation and review, the Board generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the Board may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

For nominees for election to the Board proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures: (1) the nominee’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of the Company’s capital stock the nominee beneficially owns and any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations thereunder; and (2) as to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of the Company’s capital stock the stockholder beneficially owns, a description of all arrangements and understandings between the stockholder and the nominee or any other person (including their names) pursuant to which the nomination is made, a representation that the stockholder is a holder of record of the Company’s stock entitled to vote at the meeting and that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person named in its notice, and any other information relating to the stockholder that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.  The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.  The Company may also require any proposed nominee to furnish such other information as the Company or the Board may reasonably require to determine the eligibility and qualifications of the nominee to serve as a director.

Stockholder Communications

Stockholders may communicate in writing with the Board of Directors or individual members of the Board by mail addressed to the Secretary of the Company at the following address: 2064 Highway 116 North, Sebastopol, California.  The Secretary will forward the communication to the intended director or directors.  If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.  Concerns relating to the accounting, internal controls or auditing matters will be handled in accordance with the Company’s Complaint Procedure and Nonretaliation Policy for Accounting, Securities and Stockholder Matters which was adopted by the Audit Committee, a copy of which was attached as an exhibit to the Company’s Annual Report on Form 10–K for the fiscal year ended June 30, 2004.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, and a Code of Ethics for our Chief Executive Officer and senior financial officers (the “Codes”).  Copies of these codes of ethics were attached as an exhibit to the Company’s Annual Report on Form 10–K for the fiscal year ended June 30, 2004.  The Company will provide any person, without charge, a copy of the Codes.  Requests for a copy of the Codes may be made by writing to the Company at SonomaWest Holdings, Inc., 2064 Highway 116 North, Sebastopol, CA 95472, Attention: President.

Compensation Committee Interlocks and Insider Participation

Mssrs. Bugatto, Davies and Janke served as members of the Compensation Committee during the last fiscal year.  The Company is not aware of any interlocks or insider participation required to be disclosed under applicable rules of the Securities and Exchange Commission.  No members of the Compensation Committee were employees of the Company during the fiscal year ended June 30, 2008.  As described in the Section below entitled “Transactions with Related Persons,” during fiscal year 2008, David J. Bugatto, a director, received consulting fees from the Company pursuant to a consulting agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and greater than ten–percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on the written and oral representations of the Company’s directors and executive officers and a review of copies of Forms 3, 4 and 5 that were filed with the Securities and Exchange Commission, the Company believes that all filing requirements pursuant to Section 16(a) were complied with for the fiscal year ended June 30, 2008.

Transactions with Related Persons

On July 1, 2008, following approval by the Board of Directors and the Audit Committee of the Company, with David J. Bugatto, a director of the Company not participating or voting, the Company entered into a new consulting agreement with Bugatto Investment Company (the “New Agreement”).  The New Agreement became effective July 1, 2008, immediately after expiration of the term of the fiscal year 2007 consulting agreement.  Under the New Agreement, Bugatto Investment Company has agreed to provide real estate consulting services, as reasonably requested by the Company, for a one–year term at an hourly rate of $250 per hour. The dollar value of the amount involved in the transaction is unknown, as it will be dependent upon the amount of hours worked by Mr. Bugatto.

The charter for the Company’s Audit Committee includes a requirement for the Audit Committee to review and approve any transaction involving the Company and a related party. For these purposes, a “related party transaction” includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is currently comprised of David J. Bugatto, Robert W. C. Davies and David A. Janke.  The Compensation Committee is responsible for establishing and administering the compensation philosophy, policies, and plans for our non–employee directors and executive officers.

The Compensation Committee hereby reports as follows:

1.           The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) with management; and

2.           Based upon such review, the related discussions and such other matters deemed relevant and appropriate by the Compensation Committee, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee:

David J. Bugatto
Robert W. C. Davies
David A. Janke

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors currently consists of Robert W.C. Davies and David A. Janke.

The Company’s management has responsibility for preparing the financial statements, and is responsible for our internal controls and the financial reporting process.  The Company’s independent registered public accounting firm, Macias Gini & O’Connell LLP was responsible for performing an independent audit of the financial statements in accordance with the standards established by the Public Company Accounting Oversight Board (United States), and for issuing a report on the results of that independent audit.

In this context, the Audit Committee hereby reports as follows:

1.           The Audit Committee met with management, Macias Gini & O’Connell LLP, and reviewed and discussed the audited financial statements;

2.           The Audit Committee has discussed with Macias Gini & O’Connell LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380) as adopted by the Public Company Accounting Oversight Board Rule 3200T;  and

3.           The Audit Committee received from and discussed with Macias Gini & O’Connell LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board Rule 3200T, and has discussed with Macias Gini & O’Connell LLP their independence from the Company.

In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10–K for the year ended June 30, 2008 for filing with the Securities and Exchange Commission.  The Audit Committee also recommended to the Board the selection of Macias Gini & O’Connell LLP to serve as the Company’s independent registered public accounting firm for the year ending June 30, 2009.

Submitted by the members of the Audit Committee:

Robert W.C. Davies
                                David A. Janke

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, based in part upon information supplied by officers, directors and principal stockholders, sets forth certain information known to the Company with respect to beneficial ownership of the Company’s common stock as of September 23, 2008, by (i) each person known to the Company to be a beneficial owner of more than 5% of the Company’s common stock, (ii) each Named Executive Officer (see “Executive Compensation – Summary Compensation Table”), (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group.  Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.  Voting power is the power to vote or direct the voting of securities, and investment power is the power to dispose of or direct the disposition of securities.

Security Ownership of Certain Beneficial Owners

	Amount and Nature of Beneficial Ownership (a)	Percent of Class

Craig R. Stapleton	586,252(b)	46.8%
135 E. Putnam Avenue
Greenwich, CT 06830

Dorothy W. Stapleton	80,458 (c)	6.4%
135 E. Putnam Avenue
Greenwich, CT 06830

Wendy S. Reyes	98,298(d)	7.9%
135 E. Putnam Avenue
Greenwich, CT 06830

Walker R. Stapleton	127,410(e)	10.2%
2064 Highway 116 North
Sebastopol, CA 95472

David J. Bugatto	32,500(f)	2.6%
2064 Highway 116 North
Sebastopol, CA 95472

Robert W.C. Davies	10,000(g)	*
2064 Highway 116 North
Sebastopol, CA 95472

David A. Janke	10,000(h)	*
2064 Highway 116 North
Sebastopol, CA 95472

All directors, nominees for director, and executive officers as a group (4)	179,910	14.4%

* The percentage of shares beneficially owned is less than 1%.
(a)
Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of the date of the table are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 1,251,367 shares of common stock outstanding as of the date of the table.

(b)
Includes 263,687 shares owned directly by Mr. Stapleton, over which he has sole voting and dispositive power, and 322,565 shares held by other persons in a joint filing group with whom Mr. Stapleton shares voting and dispositive power.

(c)	The shares held beneficially by Mrs. Stapleton have shared voting and dispositive power with Mr. Craig Stapleton.
(d)	The shares held beneficially by Mrs. Reyes have shared voting and dispositive power with Mr. Craig Stapleton.
(e)	The shares held beneficially by Mr. Walker Stapleton have shared voting and dispositive power with Mr. Craig Stapleton.
(f)	The shares held beneficially by Mr. Bugatto, include 5,000 shares issuable upon the exercise of stock options.
(g)	The shares held beneficially by Mr. Davies include 5,000 shares issuable upon the exercise of stock options.
(h) Includes 10,000 shares issuable upon the exercise of stock options.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation paid to our named executive officer for the fiscal year ended June 30, 2008 is shown in the Summary Compensation Table that follows this discussion.  The Company’s executive compensation program is administered by the Compensation Committee (the “Committee”) of the Board of Directors, which is comprised of Messrs. Bugatto, Davies and Janke.  The following discussion and analysis by the Company, which has also been reviewed and approved by the Committee, analyzes the objectives and elements of our executive compensation policies and procedures for 2008. The discussion below serves to assist stockholders in understanding the Committee’s objectives and procedures in establishing the compensation of the Company’s executive officers.  The Compensation Committee, made up of non–employee directors, makes recommendations to the Board concerning compensation for executive officers and employees of the Company.

Overall Program Objectives

Our executive compensation program is based on a general philosophy that the total compensation package should be competitive with comparable companies with whom the Company competes for talent in order to attract and retain outstanding executives.  The Committee’s general philosophy in compensating executive officers, including the Chief Executive Officer, is to relate compensation to corporate and individual performance.  The Committee generally uses two types of compensation to achieve its overall compensation objectives; annual compensation (including bonuses) and long–term compensation.  Annual compensation is comprised of base salary and variable bonus compensation, while long–term compensation is generally comprised of stock options.

Elements of Executive Officer Compensation

In setting the amounts of each component of an executive officer’s compensation and considering their overall compensation package, the Compensation Committee considers the following factors:

Annual Compensation.  The Committee recognizes the importance of maintaining base salary compensation levels that are competitive with the companies with which the Company competes for talent.  Base salary for executives is generally targeted in reference to companies in similar businesses with similar characteristics, such as revenue and market capitalization.  The Committee received this data in fiscal 2008 through its own review of public filings of other publicly traded real estate companies.

Variable Compensation.  In addition to earning a base salary, executives and certain members of senior management are eligible to receive additional cash compensation through variable bonuses.  Payouts of bonuses, which generally have been made following the end of the fiscal year, are based upon the Committee’s review and analysis as to the extent to which both Company and individual objectives have been achieved, although the Committee may modify these goals and criteria or grant additional variable cash compensation to the executive officers and employees even if the performance goals are not met.

Long–Term Compensation.  Equity compensation, which the Committee considers to be long–term compensation, is an important component of the Company’s efforts to attract and retain qualified officers and employees.  The Committee believes that properly structured equity compensation aligns the long–term interests of stockholders and employees by creating a direct link between employee compensation and stock appreciation since stock options are only valuable to the employee if the value of the common stock increases after the date of grant.  Stock option grants are usually determined by taking into account the employee’s performance and responsibility level, a comparison with comparable awards to individuals in similar positions in the industry, each person’s current level of equity participation, the dilutive impact of the potential grant, and the Company’s operating performance.  However, the Committee does not strictly adhere to these factors in all cases and may vary grants made to each executive officer as the particular circumstances warrant.  Exercise prices for option are set at a price intended to represent the fair market value of the Company’s common stock on the date of grant.

Individual Performance.  The Committee considers the individual responsibilities and performance of each Named Executive Officer.  In the case of the Chief Executive Officer, the Compensation Committee alone judges his job performance.

Compensation of the Chief Executive Officer

Walker Stapleton became chief executive officer of the Company in June 2005, and has served as the Company’s Chief Executive Officer since that time.  In addition, following the resignation of Thomas Eakin as the Company’s Chief Financial Officer in October 2005, Mr. Stapleton also began serving as the Company’s Chief Financial Officer.  As approved by the Compensation Committee, on July 1, 2008, Mr. Stapleton will be paid an annual base salary of $210,000. In addition, the Committee granted Mr. Stapleton a discretionary bonus for the preceding fiscal year in the amount of $132,000 based on his achievement of certain performance goals, as established by the Board of Directors.

Perquisites and Other Personal Benefits

The Company does not provide its Named Executive Officer with any significant perquisites or other personal benefits.

Retirement Plans

The Company does not provide its Named Executive Officer with pension benefits, deferred compensation or other similar plans.

Health and Insurance Benefits

The Company provides health or insurance benefits to its executive officer that are the same as those generally offered to salaried employees.  The executive officer is eligible to participate in Company-sponsored benefit programs on the same general terms and conditions as those made available to salaried employees.

Third-Party Consultants

In accordance with the Company’s strategy of reducing operating expenses, particularly expenses related to being a public reporting company, during fiscal year 2008 the Company outsourced many functions.  As a result, an element of compensation strategy for fiscal year 2008 was to ensure that the fees the Company pays for outsourced services were reasonable.  During fiscal year 2008, the persons and entities performing management services for the Company were compensated through consulting fees. Consulting fees paid to consultants performing outsourced services including services performed by Bugatto Investment Company relating to the Company’s real estate properties, were reviewed and approved by the Committee (with Mr. Bugatto not participating) as well as by the Board.

SUMMARY COMPENSATION

The Summary Compensation Table shows certain compensation information for the Chief Executive Officer (the “Named Executive Officer”).  Compensation data is shown for the fiscal year ended June 30, 2008.  This information includes the dollar value of base salaries, bonus awards, the number of Options/SARs granted, and certain other compensation, if any, whether paid or deferred.
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards(a)	Non–Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compen– sation(b)	Total
Walker R Stapleton Chief Executive Officer, Chief Financial Officer	2008	$200,000	$132,000	$ -	$16,927	$ -	$ -	$36,241	$385,468

(a)
The amounts reported represent the compensation expense recognized for financial reporting purposes for the fiscal year ended June 30, 2008 for grants of options made were calculated in accordance with the provisions of SFAS 123R. The assumptions used by the Company in calculating these amounts are incorporated herein by reference to the Financial Statements in the Form 10-K.

(b)
Amounts shown include reimbursements for business expenses related to travel ($13,658), Colorado office rent and related expenses ($10,340) and health benefits, with respect to the fiscal year shown above.

Option Grants in Last Fiscal Year

The following table sets forth information regarding individual option grants to acquire common stock during fiscal year 2008 to each Named Executive Officer.

GRANTS OF PLAN BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Walker R. Stapleton	5/9/08	-	-	-	-	-	-	10,000(1)	-	$6.50	$17,000

(1) Vested in full at the date of the grant, May 9, 2008.

Equity Compensation Plan Information

The following table summarizes share and exercise information about our equity compensation plans as of June 30, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Walker R. Stapleton	10,000(1)	-	-	6.50	5/8/18	-	-	-	-

(1)	Vested in full at the date of the grant, May 9, 2008.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Walker R Stapleton	10,000(1)	30,500	-	-
Walker R Stapleton	10,000(1)	9,500	-	-
(1)     Exercised on December 17, 2007.

 Summary of Equity Compensation Plans

2002 Stock Incentive Plan.  The Company’s 2002 Stock Incentive Plan (“2002 Plan”) provides for the granting to officers, employees, directors and consultants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, nonstatutory stock options and stock appreciation rights.  The Company may also issue stock directly to participants under the 2002 Plan.  The 2002 Plan was approved by the Board of Directors in July 2002 and by the stockholders in October 2002.  The 2002 Plan serves as the successor program to the Company’s 1996 Stock Option Plan and was adopted with the intention of reducing the number of shares reserved for stock option grants to a number which better matches the capitalization of the Company.  A total of 150,000 shares of common stock have been reserved for grant pursuant to the 2002 Plan.  As of September 30, 2008, 31,900 shares of common stock were available for issuance under the 2002 Plan and options to purchase 21,000 shares were outstanding. In May 2008, the Company’s Board of Directors approved and adopted the Second Amended and Restated 2002 Stock Incentive Plan, which was amended to effect certain changes in tax laws.

The Company periodically grants to its officers, employees, Board members and consultants stock options under the 2002 Plan in order to provide additional incentive for such persons.  The Board believes that such incentives benefit the Company and its stockholders by providing incentive–based compensation that will encourage officers, directors, consultants and other key employees to attain high performance and encourage stock ownership in the Company.  No participant in the 2002 Plan may be granted stock options, direct stock issuances and share right awards for more than 15,000 shares of common stock in total in any calendar year.  The exercise price of all incentive stock options granted under the 2002 Plan must be at least equal to the fair market value of the common stock on the date of grant.  The exercise price of nonstatutory stock options must at least be equal to 85% of the fair market value of the common stock on the date of grant.

1996 Stock Option Plan. The Company’s 1996 Stock Option Plan, (the “1996 Plan”) was approved by the stockholders at the 1996 annual meeting.  An amendment to the 1996 Plan increasing the number of shares available for issuance under the 1996 Plan to 275,000 was approved by the stockholders at the 1999 annual meeting.  As of September 30, 2008, options to purchase 268,574 shares had been issued under the 1996 Plan, while no options to purchase remained outstanding.  No further options have been or will be granted under the 1996 Plan since the adoption of the 2002 Plan.  All new option grants are being made under the 2002 Plan.

Potential Payments Upon Termination or Change in Control

The Company has no agreements with its Named Executive Officer or with any other person that would require the Company to make any payments or provide any other consideration in the event of a transaction or other event resulting in a change in control of the Company.

Compensation of Directors

During fiscal year 2008, the directors of the Company received the following compensation for service as a director: $4,000 per quarter, plus reimbursement for reasonable out–of–pocket expenses incurred in connection with attendance at meetings; $2,000 for each Board and shareholder meeting attended; $1,500 per quarter for service on the Audit Committee or the Compensation Committee, and $1,500 per meeting for service on special or other committees authorized by the Board.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non–Equity Incentive Plan Compensa-tion	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
David J. Bugatto (2)	$38,000	$–	$8,441	$–	$–	$9.983	$56,424
Robert W.C. Davies(3)	$44,000	$–	$8,441	$–	$–	$–	$52,441
David A. Janke(4)	$44,000	$–	$8,441	$–	$–	$–	$52,441

(1)
Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended June 30, 2008 in accordance with SFAS 123R of options outstanding. See Note 6 to the Financial Statements of the Annual Report on Form 10–K for the year ended June 30, 2008 for assumptions underlying valuation of stock–based awards.  The full grant date fair value of the option award for a total of 15,000 shares (5,000 each director)  of common stock made to each non–employee director on May 9, 2008, computed in accordance with SFAS 123R is $42,204.

(2)	At June 30, 2008, the aggregate number of option awards outstanding for Mr. Bugatto was 5,000.
(3)	At June 30, 2008, the aggregate number of option awards outstanding for Mr. Davies was 5,000.
(4)	At June 30, 2008, the aggregate number of option awards outstanding for Mr. Janke was 10,000.

ANNUAL REPORT ON FORM 10–K

The Company has filed its annual report on Form 10–K for the year ended June 30, 2008, with the Securities and Exchange Commission.  A copy of the report is included in the Annual Report to Stockholders that accompanies this Proxy Statement. Stockholders may obtain additional copies of the Annual Report and a list describing any exhibits not contained therein, without charge (the exhibits are available upon payment of charges which approximate the Company’s cost of reproduction of the exhibits), by writing to the Secretary of the Company, at our principal executive offices at 2064 Highway 116 North, Sebastopol, California 95472.

STOCKHOLDER PROPOSAL FOR NEXT ANNUAL MEETING

Any of our eligible stockholders may submit a proposal for action at our next annual meeting of stockholders and for inclusion in our proxy statement and form of proxy relating to such meeting, and under the Company’s bylaws, in order for business to be properly brought before the 2009 annual meeting of stockholders by a stockholder, or a stockholder nomination for director to be timely submitted, such stockholder must have given timely notice thereof in writing to the Secretary of the Company, at 2064 Highway 116 North, Sebastopol, California 95472.  To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, our Corporate Secretary must receive shareholder proposals no later than June 30, 2009.  If the date of the 2009 Annual Meeting is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the November 14, 2008 Annual Meeting, any such proposals must be submitted no later than the close of business on the later of the 90th day prior to the 2009 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

The proposal must also satisfy the conditions established by the SEC for stockholder proposals to be included in the Company’s proxy statement for that meeting, as well as any applicable requirements in the Company’s bylaws.  In addition, pursuant to SEC Rule 14a–4, if the Company is not notified of a stockholder proposal by at least 45 days before the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders, or the earlier date described above for timely submission of stockholder proposals specified by the advance notice provision in the Company’s bylaws, then the proxies held by management of the Company will provide for discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

OTHER MATTERS

As of the date of this proxy statement, management of the Company is not aware of any other matter to be presented at the meeting other than as set forth herein.  However, if any other matters are properly brought before the meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.  A majority vote of the shares represented at the meeting is necessary to approve any such matters.

                                                                                                                                                                    By Order of the Board of Directors

Dated: October 2, 2008                                         /s/ Walker R. Stapleton
                                  Walker R. Stapleton
                                                       Chief Executive Officer

SONOMAWEST HOLDINGS, INC.

2064 Highway 116 North
Sebastopol, California 95472

PROXY

This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Walker R. Stapleton and David J. Bugatto, or either of them, with full power of substitution, as Proxies of the undersigned to attend the Annual Meeting of Stockholders of SonomaWest Holdings, Inc. to be held on Friday, November 14, 2008 at 8:30 a.m., MST, at Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, CO 80202, and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present as indicated below.

1.	Election of four directors to serve until the 2009 Annual Meeting of Stockholders or until their respective successors are elected and qualified.

	 FOR all nominees listed below		 WITHHOLD AUTHORITY
	(except as marked to the contrary below)		to vote for all nominees listed below

(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)

	Robert W.C. Davies	David A. Janke	David J. Bugatto	Walker R. Stapleton

2.	Ratification of appointment of Macias Gini & O’Connell LLP as independent auditors for the fiscal year ending June 30, 2009.

	 FOR the appointment	 AGAINST the appointment	 ABSTAIN

3.	The transaction of such other business as may properly come before the meeting or any adjournment or postponements of the meeting.

	 FOR	 AGAINST	 ABSTAIN

The undersigned hereby acknowledge receipt of (a) the Notice of Annual Meeting of Stockholders, (b) the Proxy Statement, and (c) the Annual Report of the Company for the fiscal year ended June 30, 2008.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted FOR proposals one, two and three.

Please sign exactly as signature appears on this proxy card. Executors, administrators, traders, guardians, attorneys–in–fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.

Dated: _______________, 2008	________________________________________
Signature
________________________________________
Signature